Templeton Emerging
Markets Income Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign-related entities and private sector companies in emerging market countries.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

This annual report for the Templeton Emerging Markets Income Fund covers the fiscal year ended August 31, 1995, a period which has been somewhat of a roller-coaster ride for investors in emerging market debt. As shown in the Performance Summary on page 5, based on the change in net asset value, the Fund produced a total return of 3.82% for the year, while in market-price terms (in contrast to net asset value), the total return was -4.28%.

During the approximately three months following Mexico's devaluation of its peso in December 1994, the JP Morgan Emerging Market Bond Index (EMBI), dropped approximately 17%./1/ This plunge resulted from panic selling of all types of worldwide emerging market debt during the December through March period, regardless of the underlying credit risk. This spillover phenomenon has been coined "the tequila effect" in reference to Mexico as the source of original disruption. "Market contagion" is


1. The EMBI measures the change in value of sovereign restructured bonds, most of which are known as "Brady bonds."

the term used to describe a condition where price movement of one asset class spreads to similar assets. Emerging market debt is particularly susceptible to "contagion" due to the high level of leverage employed by many market participants, the large proportion of U.S. dollar-block holders with similar sensitivities, and forced liquidation of open-end mutual fund assets to meet redemptions. Although heightened volatility in emerging markets was the short-run effect of "contagion," the long-run impact should be negligible if governments maintain market-oriented economic policies.

During this market downturn, when capital availability was evaporating, both Argentina and Mexico faced short-term financing pressures. While the investment community watched from the sidelines, these nations were forced to scramble for financial assistance or else default on their obligations. As this quest for capital unfolded, the markets second-guessed each step with wild swings until the risk of immediate insolvency was averted. Ultimately, the emerging debt market rebounded, and during the three months following March 31, 1995, the EMBI had increased more than 22%.

Responding swiftly to the initial devaluation of the Mexican peso in December, we sold all of our Mexican


--------------------------------------------------------------------------------

Templeton Emerging Markets
Income Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                     Latin America                  55.6%

                     United States                   9.0%

                     Europe                         10.9%

                     Asia                           18.8%

                     Mid-East/Africa                 5.7%

Brady bonds and Mexican peso holdings before the Mexican government was forced to allow the peso to float freely in the market. Combined, these positions represented approximately 8.5% of the portfolio's total net assets. This action helped us avoid most of the losses subsequently sustained by such assets. As a closed-end fund we were not subject to redemption pressures from shareholders, and we were able to retain the cash raised from these sales while the market continued to plummet in January. With about 10% of the Fund's total net assets available for reinvestment, we took advantage of the opportunity to purchase a broad array of securities from Colombia, Chile, Costa Rica, Uruguay, Guatemala, Trinidad y Tobago, Indonesia, and the Czech Republic.

The long-range impact of the peso's devaluation and subsequent volatility in Latin American financial markets remains to be seen, but we believe there are solid reasons for optimism. In some ways, this near-disaster appears to have served as a wake-up call. Rather than abandoning market-oriented reform in the wake of this ordeal, Mexico and Argentina have responded with fiscal austerity programs and banking reform. These actions seem to confirm their stated commitment to free-markets, and also their recognition that slackening the pace of progress may be suicide in the increasingly competitive world markets.

We believe that Mexico's President Zedillo and Finance Minister Ortiz, Argentina's President Menem and Finance Minister Cavallo, and Brazil's President Cardoso have all shown exceptional acumen in dealing with the complexities of economic reform, and we are quite sanguine about the prospects for the economies of these countries. They seem aware that falling behind their Asian and East European peers will likely make them become less competitive within the world economy, which will reduce their prospects for escaping underdevelopment. The pressure of these economic forces should concentrate the minds of politicians, business and labor leaders towards further progress, and although each of these countries faces unique challenges, there are enough recent examples of failure and success in the world to shape policy principles. Unfortunately, with unemployment above 18% in Argentina and second quarter GDP down 10.5% in Mexico, public patience is thin. This next year will most likely be pivotal in moving forward enough to reap benefits for populations whose experience with reform thus far has only been dislocation.

The universe of emerging market debt continues to expand as more corporate and sovereign debt issuers enter the market. Several Asian countries have announced plans to develop formal bond markets, and governments from Russia to Peru are making strides in negotiating past-due obligations as a necessary prerequisite to issuing bonds in the future. In July, JP Morgan announced its new, expanded Emerging Market Bond Index Plus (EMBI+), just one sign that emerging market debt appears to be approaching a stage of maturity where it holds increased appeal for institutions. A broader market, combined with significant institutional involvement, should help dampen the current level of volatility. With economic reforms back on track in Latin America, and U.S. interest rates relatively stable, we are optimistic about the potential opportunities for the Fund and will continue our commitment to seek a balanced portfolio of attractive risk/reward values available.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Tom Wilkinson

Tom Wilkinson, CFA
Portfolio Manager
Templeton Emerging Markets Income Fund, Inc.

--------------------------------------------------------------------------------

Tom W. Wilkinson, CFA, became the lead portfolio manager of Templeton Emerging Markets Income Fund, Inc. on April 4, 1995. Wilkinson has been with the Templeton organization since 1985 and is vice president of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc. He has been a member of the Fund's portfolio management team since September 23, 1993, and is the Senior Portfolio Manager for Franklin Templeton's emerging markets fixed income group with research responsibilities covering East Asia.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Summary

During the reporting period, Templeton Emerging Markets Income Fund shareholders received income distributions totaling $1.24 per share. The Fund's closing price on the New York Stock Exchange decreased, from $12.50 on August 31, 1994 to $10.75 on August 31, 1995, and the Fund produced a total return of -4.28% in market-price terms for this one-year period.

Between August 31, 1994 and August 31, 1995, the Fund's net asset value declined from $12.35 to $11.52. Based on the change in actual net asset value (in contrast to market price), the Fund produced a total return of 3.82% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. Past distributions and total returns are not predictive of future performance, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Emerging
Markets Income Fund

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                         Since
                                                                       Inception
                                                  One-Year             (9/23/93)
Based on change
in net asset value                                  3.82%                -0.90%

Based on change
in market price                                    -4.28%               -13.57%

*Cumulative total returns show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

The Fund's investment manager and shareholder servicing agent are waiving a portion of their fees, which reduces operating expenses and increases total return to shareholders. Without these reductions, the Fund's total return would have been lower. In accordance with the Fund's prospectus, this fee waiver was undertaken during the fiscal quarter following the fiscal period ended November 30, 1993, and may continue through any of the succeeding eight full fiscal quarters of the Fund during which the average closing price of the Fund's shares is less than the $15.00 maximum initial offering price.

--------------------------------------------------------------------------------

Templeton Emerging Markets Income Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                PERIOD FROM
                                                             SEPTEMBER 23, 1993
                                                              (COMMENCEMENT OF
                                               YEAR ENDED      OPERATIONS) TO
                                             AUGUST 31, 1995  AUGUST 31, 1994
                                             --------------- ------------------
Net asset value, beginning of period            $  12.35          $  14.02
                                                --------          --------
Income from investment operations:
 Net investment income                              1.33              1.18
 Net realized and unrealized loss                   (.92)            (1.77)
                                                --------          --------
Total from investment operations                     .41              (.59)
                                                --------          --------
Underwriting expenses deducted from capital           --              (.03)
                                                --------          --------
Distributions:
 Dividends from net investment income              (1.24)            (1.00)
 Distributions from net realized gains                --              (.05)
                                                --------          --------
Total distributions                                (1.24)            (1.05)
                                                --------          --------
Change in net asset value                           (.83)            (1.67)
                                                --------          --------
Net asset value, end of period                  $  11.52          $  12.35
                                                ========          ========
TOTAL RETURN*
Based on market value per share                  (4.28)%           (9.71)%
Based on net asset value per share                 3.82%           (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $548,448          $587,954
Ratio of expenses to average net assets             .81%              .86%**
Ratio of expenses, exclusive of fee waiver,
 to average net assets                             1.28%             1.25%**
Ratio of net investment income to average
 net assets                                       11.79%             9.66%**
Portfolio turnover rate                           58.73%            91.73%

 *NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Income Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
                                           COUNTRY LOCAL CURRENCY**    VALUE

--------------------------------------------------------------------------------
 LONG TERM SECURITIES: 89.1%
--------------------------------------------------------------------------------
 Algeria: 0.3%
                Banque National
                 D'Algerie, FRN,
                 12/19/94                   U.S.       4,666,667    $  1,493,333
--------------------------------------------------------------------------------
 Argentina: 14.3%
                Argentina Domestic
                 Securities Trust
                 (Morgan Stanley),
                 14.75%, 9/01/02            U.S.      11,800,000       8,555,000
                Argentina Local Market
                 Securities Trust 1994-I
                 (Goldman Sachs Group,
                 L.P.), 13.375%, 8/15/01    U.S.      12,500,000      10,937,500
                Bridas Corp., Yankee,
                 12.50%, 11/18/99           U.S.      12,180,000      11,814,600
                Republic of Argentina:
                7.3125%, FRN, 3/31/05       U.S.      43,600,000      26,677,532
                6.875%, FRN, 3/31/23        U.S.      15,000,000       8,587,500
                Telefonica de Argentina
                 SA, 11.875%, 11/01/04      U.S.      12,000,000      12,030,000
                                                                    ------------
                                                                      78,602,132
--------------------------------------------------------------------------------
 Brazil: 16.8%
                Aracruz Celulose SA,
                 10.375%, 1/31/02           U.S.       5,500,000       5,183,750
                Bombril SA, 8.00%,
                 8/26/98                    U.S.       2,200,000       1,886,500
                Brazil C-Bond, 8.00%,
                 4/15/14                    U.S.      11,444,400       5,776,309
                Companhia Suzano Papel,
                 10.25%, 10/06/01           U.S.       6,000,000       5,640,000
                Copene-Petroquimica
                 Nordeste SA, 9.50%,
                 10/19/01, 144a             U.S.      14,150,000      12,522,750
                Government of Brazil:
                6.6875%, FRN A, 1/01/01     U.S.      19,095,000      15,801,113
                7.25%, EI, FRN, L,
                 4/15/06                    U.S.      32,450,000      20,159,563
                7.3125%, FRN, 4/15/12       U.S.      26,825,000      14,183,719
                Industrias Klabin Papel
                 Celulose,
                 12.125%,12/28/02, 144a     U.S.       5,600,000       5,656,000
                Iochpe--Maxion SA,
                 12.375%, 11/08/02, 144a    U.S.       6,050,000       5,218,125
                                                                    ------------
                                                                      92,027,829
--------------------------------------------------------------------------------
 Bulgaria: 2.7%
                Republic of Bulgaria,
                 IAB, 6.75%, FRN,
                 7/28/24                    U.S.      33,250,000      14,630,000
--------------------------------------------------------------------------------
 Chile: 1.2%
                Compania Sud Americana
                 de Vapores SA,
                 7.375%, 12/08/03           U.S.       6,620,000       6,355,200
--------------------------------------------------------------------------------
 China: 0.8%
                Guangdong Enterprises
                 Holdings Ltd., 8.75%,
                 12/22/03, 144a             U.S.       5,000,000       4,400,000
--------------------------------------------------------------------------------

Templeton Emerging Markets Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
                                           COUNTRY LOCAL CURRENCY**    VALUE

--------------------------------------------------------------------------------
 LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------
 Colombia: 1.2%
                Banco Ganadero SA,
                 9.75%, 8/26/99, 144a       U.S.       5,580,000    $  5,552,100
                Empresa Colombiana de
                 Petroleos, 7.25%,
                 7/08/98                    U.S.       1,000,000         985,000
                                                                    ------------
                                                                       6,537,100
--------------------------------------------------------------------------------
 Costa Rica: 2.0%
                Banco Central de Costa
                 Rica, A, 6.25%, 5/21/10    U.S.      16,900,000       9,041,500
                Instituto Costarricense
                 de Electricidad,
                 8.375%, 1/27/97            U.S.       1,900,000       1,850,125
                                                                    ------------
                                                                      10,891,625
--------------------------------------------------------------------------------
 Czech Republic: 3.4%
                Ceskoslovenska Obchodni
                 Banka, 11.125%, 8/26/97    Csk.     144,580,000       5,369,999
                CEZ AS, 14.375%, 1/27/01    Csk.     122,770,000       4,887,515
                Skofin, 11.625%,
                 2/09/98, 144a              Csk.     230,750,000       8,646,475
                                                                    ------------
                                                                      18,903,989
--------------------------------------------------------------------------------
 Ecuador: 3.7%
                Republic of Ecuador:
                6.75%, FRN, 12/21/04,
                 144a                       U.S.       2,350,725       1,369,297
                7.25%, FRN, 2/27/15         U.S.      31,365,000      10,213,228
                7.25%, FRN, 2/27/15,
                 144a                       U.S.      10,607,000       3,453,904
                7.25%, FRN, 2/28/25,
                 144a                       U.S.      10,999,999       5,472,500
                                                                    ------------
                                                                      20,508,929
--------------------------------------------------------------------------------
 Guatemala: 2.0%
                Associacion Nacional del
                 Cafe, 11.00%, 8/31/98      U.S.      10,910,000      11,073,650
--------------------------------------------------------------------------------
 Hungary: 1.6%
                National Bank of
                 Hungary, 7.95%,
                 11/01/03                   U.S.       9,600,000       8,520,000
--------------------------------------------------------------------------------
 India: 1.9%
                Essar Gujarat Ltd., FRN,
                 7/15/99, 144a              U.S.       5,300,000       5,273,500
                Morgan Stanley Group,
                 (principal and interest
                 is linked to the change
                 in the Indian Rupee to
                 U.S. Dollar foreign
                 exchange rate between
                 issue date (31.41
                 Rupee/U.S. Dollar) and
                 maturity date) 13.25%,
                 6/26/96                    U.S.       5,230,000       5,050,611
                                                                    ------------
                                                                      10,324,111
--------------------------------------------------------------------------------

Templeton Emerging Markets Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
                                           COUNTRY LOCAL CURRENCY**    VALUE

--------------------------------------------------------------------------------
 LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------
 Indonesia: 5.6%
                PT Astra International,
                 9.75%, 4/29/01             U.S.       6,150,000    $  6,349,875
                PT Indah Kiat Pulp &
                 Paper Corp., 8.875%,
                 11/01/00, 144a             U.S.       4,840,000       4,477,000
                PT Inti Indorayon Utama,
                 9.125%, 10/15/00           U.S.       6,830,000       6,283,600
                PT Polysindo Eka Perkasa
                 Global, 13.00%, 6/15/01    U.S.       5,000,000       5,100,000
                Tjiwi Kimia Int'l
                 Finance Co. BV, 13.25%,
                 8/01/01                    U.S.       8,000,000       8,520,000
                                                                    ------------
                                                                      30,730,475
--------------------------------------------------------------------------------
 Jordan: 1.9%
                Kingdom of Jordan:
                Collateralized FRN,
                 12/23/05                   U.S.       1,866,331       1,306,432
                Collateralized FRN,
                 12/23/23                   U.S.       5,706,250       3,409,484
                Collateralized Par Bond,
                 4.00%, 12/23/23            U.S.      13,325,332       5,663,266
                                                                    ------------
                                                                      10,379,182
--------------------------------------------------------------------------------
 Mexico: 5.9%
                Hylsa SA, 11.00%,
                 2/23/98                    U.S.      10,000,000       9,750,000
                United Mexican States:
                FRN, 7/20/97, 144a          U.S.      13,000,000      13,276,250
                8.50%, 9/15/02              U.S.      10,585,000       9,208,950
                                                                    ------------
                                                                      32,235,200
--------------------------------------------------------------------------------
 Morocco: 3.5%
                Kingdom of Morocco Loan
                 Participation, FRN,
                 1/01/09                    U.S.      32,000,000      19,480,000
--------------------------------------------------------------------------------
 Nicaragua: 0.4%
                *Nicaragua Loan
                 Participation              U.S.      25,000,000       2,125,000
--------------------------------------------------------------------------------
 Panama: 1.0%
                Republic of Panama, FRN,
                 5/10/02                    U.S.       7,000,000       5,565,000
--------------------------------------------------------------------------------
 Peru: 1.0%
                Gloria SA, 11.00%,
                 3/21/97                    U.S.       5,840,000       5,664,800
--------------------------------------------------------------------------------
 Philippines: 4.3%
                National Power Corp.,
                 7.625%, 11/15/00, 144a     U.S.      10,000,000       9,525,000
                Philippine Long Distance
                 Telephone Co.,
                 10.625%, 6/02/04           U.S.       5,500,000       5,809,040
                Subic Power Corp.,
                 9.50%, 12/28/08, 144a      U.S.       8,472,100       8,048,495
                                                                    ------------
                                                                      23,382,535
--------------------------------------------------------------------------------

Templeton Emerging Markets Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
                                           COUNTRY LOCAL CURRENCY**    VALUE

--------------------------------------------------------------------------------
 LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------
 Poland: 1.2%
                Government of Poland:
                FRN, 20 year bond,
                 10/27/14                    U.S.      5,000,000    $  3,062,500
                FRN, 30 year bond,
                 10/27/24                    U.S.      5,000,000       3,809,375
                Republic of Poland,
                 2.75%, VRN, 10/27/24        U.S.         17,000           7,480
                                                                    ------------
                                                                       6,879,355
--------------------------------------------------------------------------------
 Russia: 2.0%
                Bank Foreign Economic
                 Affairs:
                7.00%, 3/29/96               Ger.     13,000,000       8,744,891
                7.50%, 9/27/96               Ger.      3,000,000       2,023,161
                                                                    ------------
                                                                      10,768,052
--------------------------------------------------------------------------------
 Thailand: 2.7%
                ABN Amro Bank (THB),
                 9.10%, 8/05/97, CD         Thai.    250,000,000       9,737,630
                Thailand Military Bank:
                11.125%, 6/03/96            Thai.     70,000,000       2,793,296
                11.00%, 6/05/96             Thai.     60,000,000       2,392,099
                                                                    ------------
                                                                      14,923,025
--------------------------------------------------------------------------------
 Trinidad and Tobago: 0.9%
                Sei Holdings IX Inc.,
                 11.00%, 11/30/00, 144a      U.S.      5,210,000       5,223,025
--------------------------------------------------------------------------------
 Turkey: 1.6%
                Republic of Turkey:
                Series 4, 6.5625%,
                 2/21/96                     U.S.      1,000,000       1,000,000
                Series 5, 6.8125%,
                 2/21/97                     U.S.      7,730,000       7,672,025
                                                                    ------------
                                                                       8,672,025
--------------------------------------------------------------------------------
 Uruguay: 0.7%
                Government of Uruguay,
                 A, 6.75%, 2/19/21           U.S.      6,000,000       3,900,000
--------------------------------------------------------------------------------
 Venezuela: 4.5%
                Bariven SA, 10.625%,
                 3/17/02                     U.S.     15,650,000      14,750,125
                Electricidad de Caracas,
                 FRN, 9/30/03                U.S.      2,741,475       1,206,249
                Produvisa Capital Corp.,
                 9.50%, 11/29/96             U.S.      6,750,000       6,125,625
                Republic of Venezuela:
                9.125%, 3/11/96              U.S.      1,410,000       1,395,900
                9.00%, 5/27/96               U.S.      1,000,000         985,000
                                                                    ------------
                                                                      24,462,899
                                                                    ------------
 TOTAL LONG TERM SECURITIES (cost $522,838,669)                      488,658,471
--------------------------------------------------------------------------------

Templeton Emerging Markets Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                    PRINCIPAL IN
                                          COUNTRY LOCAL CURRENCY**    VALUE

-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 7.6%
-------------------------------------------------------------------------------
                Bangkok Bank, 11.50%,
                 5/16/96                   Thai.     50,000,000    $  2,001,209
                Federal Home Loan
                 Mortgage Corp.:
                5.68%, 9/06/95              U.S.      5,000,000       4,996,050
                5.64%, 9/25/95              U.S.      1,490,000       1,484,353
                5.60%, 10/11/95             U.S.      3,000,000       2,981,220
                Federal National
                 Mortgage Assn.:
                5.64%, 9/06/95              U.S.      3,000,000       2,997,660
                5.64%, 9/11/95              U.S.      3,000,000       2,995,290
                5.69%, 9/14/95              U.S.      5,840,000       5,828,086
                National Westminster
                 Bank PLC, (principal
                 and interest is linked
                 to the change in the
                 Indian Rupee to U.S.
                 Dollar foreign
                 exchange rate between
                 issue date (31.42
                 Rupee/U.S. Dollar and
                 maturity date),
                 14.00%, 4/24/96            U.S.      8,720,000       8,420,904
                U.S. Treasury Bills,
                 5.28% to 5.43% with
                 maturities to 11/02/95     U.S.      9,840,000       9,780,104
                                                                   ------------
 TOTAL SHORT TERM OBLIGATIONS: (cost $41,802,798)                    41,484,876
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 96.7% (cost $564,641,467)                       530,143,347
 UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.2%                  1,213,561
 OTHER ASSETS, LESS LIABILITIES: 3.1%                                17,091,102
                                                                   ------------
 TOTAL NET ASSETS: 100.0%                                          $548,448,010
                                                                   ============

* NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Income Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $564,641,467)                                         $530,143,347
 Cash                                                        139,548
 Receivables:
  Investment securities sold                               6,031,193
  Interest                                                17,439,903
 Unrealized gain in forward exchange contracts (Note 5)    1,284,810
 Unamortized organization costs                               17,859
                                                        ------------
   Total assets                                          555,056,660
                                                        ------------
Liabilities:
 Payables for investment securities purchased              5,827,077
 Unrealized loss in forward exchange contracts (Note 5)       71,249
 Accrued expenses                                            710,324
                                                        ------------
   Total liabilities                                       6,608,650
                                                        ------------
Net assets, at value                                    $548,448,010
                                                        ============
Net assets consist of:
 Undistributed net investment income                    $  8,031,520
 Net unrealized depreciation                             (33,319,906)
 Accumulated net realized loss                           (91,202,571)
 Net capital paid in on shares of capital stock          664,938,967
                                                        ------------
Net assets, at value                                    $548,448,010
                                                        ============
Shares outstanding                                        47,605,757
                                                        ============
Net asset value per share
 ($548,448,010 / 47,605,757)                            $      11.52
                                                        ============


STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Interest income: (net of $66,095 foreign taxes
 withheld)                                                        $ 67,716,764
Expenses:
 Management fees (Note 3)                           $  2,284,662
 Administrative fees
  (Note 3)                                               806,353
 Transfer agent fees (Note 3)                            343,000
 Custodian fees                                          209,000
 Reports to shareholders                                 284,500
 Audit fees                                               50,000
 Legal fees (Note 3)                                     140,000
 Registration and filing fees                             79,000
 Directors' fees and expenses                             74,500
 Organization costs                                        6,694
 Other                                                    62,972
                                                    ------------
  Total expenses                                                     4,340,681
                                                                  ------------
   Net investment income                                            63,376,083
Realized and unrealized gain (loss):
 Net realized loss on:
  Investments                                        (70,210,785)
  Foreign currency transactions                       (2,671,376)
                                                    ------------
                                                     (72,882,161)
                                                    ------------
 Net unrealized
  appreciation on:
  Investments                                         27,925,331
  Foreign currency translation of other assets and
   liabilities                                         1,106,140
                                                    ------------
                                                      29,031,471
                                                    ------------
  Net realized and unrealized loss                                 (43,850,690)
                                                                  ------------
Net increase in net assets resulting from
 operations                                                       $ 19,525,393
                                                                  ============

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Income Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                            SEPTEMBER 23, 1993
                                                              (COMMENCEMENT
                                              YEAR ENDED    OF OPERATIONS) TO
                                            AUGUST 31, 1995  AUGUST 31, 1994
                                            --------------- ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                      $ 63,376,083      $ 55,564,019
  Net realized loss on investment and for-
   eign currency transactions                 (72,882,161)      (20,741,082)
  Net unrealized appreciation (deprecia-
   tion)                                       29,031,471       (62,351,377)
                                             ------------      ------------
   Net increase (decrease) in net assets
    resulting from operations                  19,525,393       (27,528,440)
 Distributions to shareholders:
  From net investment income                  (59,031,139)      (47,348,142)
  From net realized gain                               --        (2,108,629)
 Capital share transactions (Note 2)                   --       664,838,962
                                             ------------      ------------
   Net increase (decrease) in net assets      (39,505,746)      587,853,751
Net assets:
  Beginning of period                         587,953,756           100,005
                                             ------------      ------------
  End of period                              $548,448,010      $587,953,756
                                             ============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Income Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund), was organized as a Maryland corporation on July 9, 1993 and commenced operations on September 23, 1993 as a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A. Securities Valuations:

Securities, including options, listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as deter-mined by management and approved in good faith by the Board of Directors.

B. Foreign Exchange Contracts:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

  (i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

  (ii) Currency Option Contracts: Options purchased are recorded as invest-ments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the op-tion was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securi-ties are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. Indexed Securities:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will cus-tomarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Templeton Emerging Markets Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

E. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

F. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over a five year period.

G. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. Interest income and estimated expenses are accrued daily.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On September 23, 1993, the fund completed its initial public offering of 47 million shares of its common stock; receiving net proceeds of $657,600,870, af-ter deducting underwriting commissions and expenses of $1,339,130.

During the period September 23, 1993 through August 31, 1994, 598,624 shares were issued for $7,238,092 from reinvested distributions. During the year ended August 31, 1995, there were no capital share transactions. As of August 31, 1995, there were 100,000,000 shares of $.01 par value capital stock authorized.


3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an in-vestment management fee to TICI equal, on an annual basis, to 0.85% of the av-erage daily net assets of the Fund. The Fund pays monthly a transfer agent fee to Paine Webber (formerly Kidder, Peabody & Co.) equal, on an annual basis, to 0.10% of average daily net assets of the Fund. TICI and Paine Webber have agreed to reduce their fee by one-half during the Fund's fiscal quarter begin-ning December 1, 1993 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Ex-change is less than the $15 initial offering price. Such reduction in fees for TICI and Paine Webber amounted to $2,284,662 and $268,800, respectively for the year ended August 31, 1995. The Fund pays TGII monthly a fee of 0.15% per annum of the Fund's average net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $140,000 for the year ended August 31, 1995.

Templeton Emerging Markets Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $283,059,872 and $307,993,733, respec-tively. The cost of securities for federal income tax purposes is $565,110,216. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income taxes purposes, was as follows:

      Unrealized appreciation      $  8,280,765
      Unrealized depreciation       (43,247,634)
                                   ------------
      Net unrealized depreciation  $(34,966,869)
                                   ============

5. FINANCIAL INSTRUMENTS

During the year ended August 31, 1995, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio trans-actions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their con-tracts, future movement in currency values and interest rates and contract po-sitions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1995, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the dif-ference between the forward exchange rates at the reporting date and the for-ward exchange rates at the date of entry into the contract.

       Net unrealized gain in forward exchange contracts to sell
        35,000,000 Deutschmarks for 25,170,802 U.S. dollars, Octo-
        ber 12, 1995                                                $1,284,810
       Net unrealized loss in forward exchange contracts to buy
        2,000,000 Deutschmarks for 1,436,163 U.S. dollars, October
        12, 1995                                                       (71,249)
                                                                    ----------
       Net unrealized gain in forward exchange contracts            $1,213,561
                                                                    ==========

Templeton Emerging Markets Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

6. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                     NET INCREASE
                                                              NET GAIN (LOSS)         (DECREASE)
                                                             ON INVESTMENT AND       IN NET ASSETS
                           INVESTMENT      NET INVESTMENT    FOREIGN CURRENCY       RESULTING FROM
                             INCOME            INCOME          TRANSACTIONS           OPERATIONS
                        ----------------- ----------------- --------------------  --------------------
                                     PER               PER                 PER                   PER
                           TOTAL    SHARE    TOTAL    SHARE    TOTAL      SHARE      TOTAL      SHARE
                        ----------- ----- ----------- ----- ------------  ------  ------------  ------
1995
For the quarter ended:
November 30, 1994       $16,491,784 $ .35 $15,339,466 $ .32 $(16,686,409) $ (.35) $ (1,346,943) $ (.03)
February 28, 1995        15,812,892   .33  14,747,766   .31  (69,035,824)  (1.45)  (54,288,058)  (1.14)
May 31, 1995             17,618,265   .37  16,482,787   .35   37,202,092     .78    53,684,879    1.13
August 31, 1995          17,793,823   .37  16,806,064   .35    4,669,451     .10    21,475,515     .45
                        ----------- ----- ----------- ----- ------------  ------  ------------  ------
                        $67,716,764 $1.42 $63,376,083 $1.33 $(43,850,690) $ (.92) $ 19,525,393  $  .41
                        =========== ===== =========== ===== ============  ======  ============  ======
1994
For the quarter ended:
November 30, 1993       $11,215,296 $ .24 $ 9,719,816 $ .21 $ 17,010,762  $  .36  $ 26,730,578  $  .57
February 28, 1994        18,493,165   .39  17,156,641   .36  (16,172,049)   (.34)      984,592     .02
May 31, 1994             23,166,448   .49  21,910,833   .46  (75,220,964)  (1.59)  (53,310,131)  (1.13)
August 31, 1994           7,637,365   .16   6,776,729   .15   (8,710,208)   (.20)   (1,933,479)   (.05)
                        ----------- ----- ----------- ----- ------------  ------  ------------  ------
                        $60,512,274 $1.28 $55,564,019 $1.18 $(83,092,459) $(1.77) $(27,528,440) $ (.59)
                        =========== ===== =========== ===== ============  ======  ============  ======

7. TAX LOSS CARRYOVERS

At August 31, 1995 the Fund had tax basis capital losses of $86,600,000 which may be carried over to offset future capital gains. Such losses expire in 2003.

Templeton Emerging Markets Income Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton Emerging Markets Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then end-ed, the statement of changes in net assets and the financial highlights for the year ended August 31, 1995 and for the period from September 23, 1993 (com-mencement of operations) to August 31, 1994. These financial statements and fi-nancial highlights are the responsibility of the Fund's management. Our respon-sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Emerging Markets Income Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
September 29, 1995

Templeton Emerging Markets Income Fund, Inc.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. .Participants should contact Chemical Mellon Se-curities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pitts-burgh, PA 15230, to receive the Plan brochure. .To receive dividends or distri-butions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. .Whenever the Fund declares dividends in either cash or com-mon stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or ter-mination. .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.



SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Income Fund shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TEI.

For current information about the net asset value, call 1-800-237-0738. If any shareholder is not receiving copies of the Reports to the Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

TEMPLETON

EMERGING

MARKETS

INCOME

FUND, INC.


Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

--------------------------

 TEMPLETON EMERGING MARKETS
 INCOME FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------


[RECYCLED PAPER LOGO                                             TLTEI A95 10/95
   APPEARS HERE]